Income Taxes	12 Months Ended
Dec. 31, 2013
Income Tax Disclosure [Abstract]
Income Taxes

11. Income Taxes

In 2013 and 2012, the Company recorded an income tax benefit of zero. Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting and the amounts used for tax purposes as well as net operating loss and tax credit carryforwards.

Significant components of the Company’s deferred tax assets and liabilities were as follows (in thousands):

	December 31,
	2013	2012
Net operating loss carryforwards	$16,739	$14,332
Research and development credits	6,509	6,509
Federal orphan drug credits	7,228	7,228
Other	1,210	1,881

Total deferred tax assets	31,686	29,950
Valuation allowance	(31,686)	(29,950)

Net deferred tax assets	$—	$—

The Company considers all available evidence, both positive and negative, including historical levels of taxable income, expectations and risks associated with estimates of future taxable income, and ongoing prudent and feasible tax planning strategies in assessing the need for a valuation allowance. At December 31, 2013 and 2012, based on the Company’s analysis of all available evidence, both positive and negative, it was considered more likely than not that the Company’s deferred tax assets would not be realized, and as a result, the Company recorded a valuation allowance for its deferred tax assets. The valuation allowance increased by $1.7 million during the year ended December 31, 2013 and increased by $5.0 million during the year ended December 31, 2012. In accordance with ASC 718 Compensation-Stock Compensation, the Company has excluded from deferred tax assets those tax benefits attributable to employee stock option exercises.

The difference between the income tax benefit and the amount computed by applying the federal statutory income tax rate to loss before income taxes is as follows (in thousands):

	Year Ended December 31,
	2013	2012
Income tax benefit at federal statutory rate	$(7,544)	$(2,878)
State taxes (net of federal)	186	(648)
Credits	—	(662)
Other	43	(842)
Collaboration arrangement acquisition cost	5,580	—
Change in valuation allowance	1,735	5,030

Total	$—	$—

As of December 31, 2013, the Company had federal net operating loss carryforwards of approximately 41.2 million and federal orphan drug credit carryforwards of approximately $7.2 million, which expire in the years 2019 through 2032. The Company also had California net operating loss carryforwards of approximately $40.1 million, which expire in the years 2014 through 2033, and California research and development tax credit carryforwards of approximately $10.0 million, which do not expire. None of the federal and state net operating loss carryforwards represent stock option deductions arising from activity under the Company’s stock option plan.

The Company’s federal and state net operating loss (NOL’s) and tax credit carryforwards are subject to substantial annual limitations as a result of certain ownership changes that occurred in 2010 and prior years. Federal net operating loss (NOL) carryforwards totaling $41.2 million will begin to expire from 2019 to 2033, subject to the annual limitations. Federal tax credit carryforwards totaling $7.3 million will begin to expire from 2028 to 2032, subject to the annual limitations. State operating loss carryforwards totaling $40.1 million will begin to expire from 2014 to 2033, subject to annual limitations. State tax credit carryforwards may be subject to further annual limitations for ownership changes occurring after December 31, 2013.

Utilization of the Company’s NOL and credit carryforwards may be subject to additional annual limitations based on future stock issuances or ownership changes. Such future limitations could result in the expiration of the net operating loss and credit carryforwards before utilization. Based on the analyses performed on ownership changes that have occurred from inception through December 31, 2013, the Company expects to be able to use the NOL and tax credit carryforwards as noted above.

The Company files income tax returns in the U.S. federal jurisdiction and various state jurisdictions. The Company is subject to U.S. federal and state income tax examinations by tax authorities for tax years from 1998 due to net operating losses and tax credits that are being carried forward for tax purposes.

The Company does not have any unrecognized tax benefits, or interest and penalties accrued on unrecognized tax benefits, at December 31, 2013, or during the two years then ended. The Company’s policy is to recognize interest and penalties accrued on any unrecognized tax benefits as a component of income tax expense.